EXHIBIT 32
                        CORPORATE OFFICERS' CERTIFICATION
               UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officers of MacDermid, Incorporated ("the Corporation") hereby certify that, as of the date of this statement, the Corporation's annual report on Form 10K for the period ended December 31, 2003 ("the Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations as of and for the annual period ended December 31, 2003.
The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002. This statement is not "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Act or any other federal or state law or regulation.
Date:  March 15, 2004     /s/  Daniel H. Leever
          Daniel H. Leever
          Chairman, President and
             Chief Executive Officer